Exhibit 25

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                --------------

                                    FORM T-1
                       STATEMENT OF ELIGIBILITY UNDER THE

                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                          DESIGNATED TO ACT AS TRUSTEE
                                --------------
        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                          PURSUANT TO SECTION 305(b)(2)
                                --------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

            NEW YORK                                  13-5160382
            (State of incorporation                   (I.R.S. employer
            if not a U.S. national bank               identification no.)

            48 WALL STREET, NEW YORK, N.Y.            10286
            (Address of principal                     (Zip code)
            executive offices)
                                --------------

                      GENERAL MOTORS ACCEPTANCE CORPORATION
               (Exact name of obligor as specified in its charter)

            DELAWARE                                  38-0572512
            (State or other jurisdiction of           (I.R.S. employer
            incorporation or organization)            identification no.)

            3044 WEST GRAND BOULEVARD
            DETROIT, MICHIGAN                         48202
            (Address of principal                     (Zip code)
             executive offices)
                                --------------
                                 DEBT SECURITIES
                       (Title of the indenture securities)

1.    GENERAL INFORMATION.

      Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

            SUPERINTENDENT OF BANKS OF THE STATE OF NEW YORK
            2 RECTOR STREET, NEW YORK, N.Y. 10006, AND ALBANY, N.Y. 12203

            FEDERAL RESERVE BANK OF NEW YORK
            33 LIBERTY PLAZA, NEW YORK, N.Y. 10045

            FEDERAL DEPOSIT INSURANCE CORPORATION
            WASHINGTON, D.C. 20429

            NEW YORK CLEARING HOUSE ASSOCIATION
            NEW YORK, NEW YORK 10005

      (b) Whether it is authorized to exercise corporate trust powers.

            YES.

2.    AFFILIATIONS WITH OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

            NONE.

16.   LIST OF EXHIBITS.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R.
229.10(d).

      (1) A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      (7) A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of March, 1998.


                                          THE BANK OF NEW YORK


                                          By:   /s/ Lucille Firrincieli
                                                ------------------------
                                                Name: Lucille Firrincieli
                                                Title: Vice President

                              EXHIBIT 7 TO FORM T-1

                       CONSOLIDATED REPORT OF CONDITION OF

      The Bank of New York of One Wall Street, New York, N.Y. 10286 and Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business September 30, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          Dollar Amounts
                                                           in Thousands
                                                          --------------
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin ...  $ 7,654,174
  Interest-bearing balances ............................    2,182,604
Securities:
  Held-to-maturity securities ..........................      965,979
  Available-for-sale securities ........................    3,894,193
Federal funds sold and Securities purchased under
  agreements to resell .................................    1,001,780
Loans and lease financing receivables:
  Loans and leases, net of unearned income.....38,117,615
  LESS: Allowance for loan and lease losses.......625,317
  LESS: Allocated transfer risk reserve.................0
  Loans and leases, net of unearned income,
  allowance, and reserve ...............................   37,492,298
Assets held in trading accounts ........................    2,240,241
Premises and fixed assets (including capitalized leases)      678,458
Other real estate owned ................................       13,628
Investments in unconsolidated subsidiaries
  and associated companies .............................      195,594
Customers' liability to this bank on acceptances
  outstanding ..........................................    1,077,122
Intangible assets ......................................    1,114,091
Other assets ...........................................    1,955,491
                                                          -----------
TOTAL ASSETS ...........................................  $60,465,653
                                                          ===========

LIABILITIES
Deposits:
  In domestic offices ..................................  $26,473,392
  Noninterest-bearing ......................  11,052,078
  Interest-bearing .........................  15,421,314
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs .............................   17,657,483
  Noninterest-bearing ......................     118,775
  Interest-bearing .........................  17,538,708
Federal funds purchased and Securities sold
  under agreements to repurchase .......................    2,102,186
Demand notes issued to the U.S. Treasury ...............      245,825
Trading liabilities ....................................    1,641,447
Other borrowed money:
  With remaining maturity of one year or less ..........    2,063,359
  With remaining maturity of more than one year
   through three years .................................            0
  With remaining maturity of more than three years .....       31,639
Bank's liability on acceptances executed and outstanding    1,088,142
Subordinated notes and debentures ......................    1,314,000
Other liabilities ......................................    2,468,849
                                                          -----------
TOTAL LIABILITIES ......................................   55,086,322

                                                          ===========
EQUITY CAPITAL
Common stock ...........................................    1,135,284
Surplus ................................................      731,319
Undivided profits and capital reserves .................    3,448,813
Net unrealized holding gains (losses) on available-for
-sale securities .......................................      100,784
Cumulative foreign currency translation adjustments ....      (36,869)
                                                          -----------
Total equity capital ...................................    5,379,331
                                                          -----------
TOTAL LIABILITIES AND EQUITY CAPITAL ...................  $60,465,653
                                                          ===========

      I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                          Robert E. Keilman

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

             Gerald L. Hassell
             Deno D. Papageorge     Directors
             Thomas A. Renyi